Statements of Net Assets Available for Benefits - Needham Bank 401(k) Plan - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investments:
Investments at fair value	$ 65,862,176	$ 55,770,982
Investments at contract value	1,997,652	1,425,781
Total investments	67,859,828	57,196,763
Receivables:
Notes receivable from participants	914,865	698,096
Employer contribution	252,362	95,486
Total receivables	1,167,227	793,582
Net assets available for benefits	$ 69,027,055	$ 57,990,345